Exhibit 10.19

FORM OF

REORGANIZATION AGREEMENT

This Reorganization Agreement (this “Agreement”), dated as of             , 2013, is entered into by and among Norcraft Companies, Inc., a Delaware corporation (“Norcraft”), Norcraft Holdings, L.P., a Delaware limited partnership (“Holdings”), Norcraft GP, LLC, a Delaware limited liability company (“Norcraft GP”), Norcraft Companies LLC, a Delaware limited liability company (“Norcraft LLC”), SKM Norcraft Corp., a Delaware corporation (“SKM Norcraft”), SKM Equity Fund III, L.P., a [        ] limited partnership (“SKM Equity”), SKM Investment Fund, a Delaware general partnership (“SKM Investment”), Auda Partners, L.P., a Delaware limited partnership (“Auda”), Auda Partners Beteiligungen GmbH & Co. KG, a German limited partnership (“APB”), Vesey Street Fund, L.P., a Delaware limited partnership (“Vesey SF”), Arthur Street Fund, L.P., a Delaware limited partnership (“Arthur SF”), Vesey Street Portfolio, L.P., a Cayman Islands limited partnership (“Vesey SP”), Arthur Street Portfolio, L.P., a Cayman Islands limited partnership (“Arthur SP”), Passage Portfolio, L.P., a Cayman Islands limited partnership (“Passage” and, together with SKM Equity, SKM Investment, Auda, APB, Vesey SF, Arthur SF, Vesey SP and Arthur SP, the “SKM Norcraft Owners”), Trimaran Cabinet Corp., a Delaware corporation (“Trimaran Cabinet”), Trimaran Fund II, L.L.C., a Delaware limited liability company (“Trimaran Fund”), Trimaran Capital, L.L.C., a Delaware limited liability company (“Trimaran Capital”), Trimaran Parallel Fund II, L.P., a Delaware limited partnership (“Trimaran Parallel”), CIBC Employee Private Equity Fund (Trimaran) Partners, a [        ] (“CIBC EPEF”), CIBC Capital Corporation, a Delaware corporation (“CIBC CC” and, together with Trimaran Fund, Trimaran Capital, Trimaran Parallel and CIBC EPEF, the “Trimaran Cabinet Owners”), HMB Norcraft Corp., a Delaware corporation (“HMB Norcraft” and, together with SKM Norcraft and Trimaran Cabinet, the “Norcraft GP Owners”), Buller Norcraft Holdings LLC, a Delaware limited liability company (“Buller Norcraft”), MEB Norcraft LLC, a Delaware limited liability company (“MEB Buller”), the Persons listed on the signature pages hereto under the heading “Buller Norcraft Owners” (each, a “Buller Norcraft Owner”), the Person listed on the signature page hereto under the heading “MEB Buller Owner” (the “MEB Buller Owner” and, together with the Buller Norcraft Owners, the “Buller Owners”) and the Persons listed on the signature pages hereto under the heading “Management Parties” (each, a “Management Party”). The parties hereto are collectively referred to herein as the “Parties”.

WHEREAS, the Board of Directors of Norcraft (the “Board”) has determined to effect an underwritten initial public offering (the “IPO”) of shares of Norcraft’s Common Stock (as defined below) on the terms and subject to the conditions contained in the Underwriting Agreement (as defined below);

WHEREAS, the Parties desire to and hereby effect the Reorganization Transactions (as defined below) in contemplation of, in connection with and immediately prior to, the IPO; and

WHEREAS, in connection with the consummation of the Reorganization Transactions and the IPO, the applicable Parties hereto enter into the Reorganization Documents (as defined below).

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Definitions. Certain Defined Terms. As used herein, the following terms shall have the following meanings:

“Affiliate” when used with reference to another Person means any Person directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, such other Person. In addition, Affiliates of any Person that is an entity shall include all the directors, managers, officers and employees of such entity in their capacities as such.

“Agreement” has the meaning set forth in the Preamble hereof.

“APB” has the meaning set forth in the Preamble hereof.

“Arthur SF” has the meaning set forth in the Preamble hereof.

“Arthur SP” has the meaning set forth in the Preamble hereof.

“Auda” has the meaning set forth in the Preamble hereof.

“Board” has the meaning set forth in the Recitals hereof.

“Buller Norcraft” has the meaning set forth in the Preamble hereof.

“Buller Norcraft and MEB Buller Liquidation” has the meaning set forth in Section 4.d. hereof.

“Buller Norcraft Indemnitees” has the meaning set forth in Section 9.d. hereof.

“Buller Norcraft Owner” has the meaning set forth in the Preamble hereof.

“Buller Norcraft Owners Contribution” has the meaning set forth in Section 4.b.ii. hereof.

“Buller Norcraft Pre-Closing Tax Indemnity” has the meaning set forth in Section 9.d.iii. hereof.

“Buller Norcraft Set-Off Rights” has the meaning set forth in Section 9.d.iv. hereof.

“Buller Owner Contribution” has the meaning set forth in Section 4.b.iii. hereof.

“Buller Owners” has the meaning set forth in the Preamble hereof.

“CIBC CC” has the meaning set forth in the Preamble hereof.

“CIBC EPEF” has the meaning set forth in the Preamble hereof.

“Claim” has the meaning set forth in Section 9.j. hereof.

“Claim Amount” has the meaning set forth in Section 9.j. hereof.

“Claim Notice” has the meaning set forth in Section 9.j. hereof.

“Claiming Party” has the meaning set forth in Section 9.j. hereof.

“Class A Units” means the Class A Units of Holdings as defined in the Old Holdings LP Agreement.

“Class B Units” means the Class B Units of Holdings as defined in the Old Holdings LP Agreement.

“Class C Units” means the Class C Units of Holdings as defined in the Old Holdings LP Agreement.

“Class D Units” means the Class D Units of Holdings as defined in the Old Holdings LP Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” shall mean Common Stock, par value $0.01 per share, of Norcraft.

“Common Units” has the meaning set forth in Section 4.b.i. hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Agreement” has the meaning set forth in Section 5.b. hereof.

“HMB Norcraft” has the meaning set forth in the Preamble hereof.

“Holdings” has the meaning set forth in the Preamble hereof.

“Holdings Contributions” has the meaning set forth in Section 4.b.v. hereof.

“Holdings GP Investment” has the meaning set forth in Section 4.c. hereof.

“Indemnifying Party” has the meaning set forth in Section 9.j.i. hereof.

“IPO” has the meaning set forth in the Recitals hereof.

“IPO Closing” means the initial closing of the sale of the shares of Common Stock in the IPO (without giving effect to any exercise of the underwriters’ over-allotment option).

“IPO Effective Time” means the date and time on which the Registration Statement becomes effective.

“LLC Agreement” has the meaning set forth in Section 4.a. hereof.

“Losses” means any and all deficiencies, judgments, settlements, actions, demands, claims, awards, assessments, liabilities, losses, Taxes, damages (whether direct, indirect, incidental or consequential), interest, fines, penalties, expenses and costs, including reasonable attorneys’ fees.

“Management Party” has the meaning set forth in the Preamble hereof.

“Management Party Contribution” has the meaning set forth in Section 4.b.v. hereof.

“Management Party Indemnitee” has the meaning set forth in Section 9.g.iii. hereof.

“Management Party Set-Off Right” has the meaning set forth in Section 9.g.iii. hereof.

“MEB Buller” has the meaning set forth in the Preamble hereof.

“MEB Buller Indemnitees” has the meaning set forth in Section 9.c. hereof.

“MEB Buller Owner” has the meaning set forth in the Preamble hereof.

“MEB Buller Owner Contribution” has the meaning set forth in Section 4.b.i. hereof.

“New Holdings LP Agreement” has the meaning set forth in Section 4.e. hereof.

“Norcraft” has the meaning set forth in the Preamble hereof.

“Norcraft Charter” has the meaning set forth in Section 3.a. hereof.

“Norcraft Contribution” has the meaning set forth in Section 4.e. hereof.

“Norcraft GP” has the meaning set forth in the Preamble hereof.

“Norcraft GP Owners” has the meaning set forth in the Preamble hereof.

“Norcraft GP Purchase” has the meaning set forth in Section 4.b.vi. hereof.

“Norcraft Group Indemnitees” has the meaning set forth in Section 9.c.iii. hereof.

“Norcraft Indemnitees” has the meaning set forth in Section 9.a. hereof.

“Norcraft LLC” has the meaning set forth in the Preamble hereof.

“Norcraft LLC Certificate” has the meaning set forth in Section 3.b. hereof.

“Norcraft LLC Indemnitees” has the meaning set forth in Section 9.b. hereof.

“Norcraft Registration Rights Agreement” has the meaning set forth in Section 5.a. hereof.

“Old Holdings LP Agreement” means the Third Amended and Restated Agreement of Limited Partnership of Holdings, dated June 25, 2007.

“Passage” has the meaning set forth in the Preamble hereof.

“Parties” has the meaning set forth in the Preamble hereof.

“Person” means an individual, a partnership, a joint venture, an association, a corporation, a trust, an estate, a limited liability company, a limited liability partnership, an unincorporated entity of any kind, a governmental entity or any other legal entity.

“Pre-Closing Tax Period” has the meaning set forth in Section 9.c.iii. hereof.

“Pricing” means such date and time as the Board or the pricing committee thereof determines.

“Registration Statement” means the Exchange Act registration statement filed by Norcraft on Form 8-A with the SEC to register the Common Stock.

“Reorganization Documents” means each of the documents attached as an exhibit hereto and all other agreements and documents entered into in connection with the Reorganization Transactions.

“Representatives” means, with respect to any Person, such Person’s officers, directors, principals, employees, counsel, advisors, auditors, agents, consultants, bankers and other representatives.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“SKM Contribution” has the meaning set forth in Section 4.b.iii. hereof.

“SKM Equity” has the meaning set forth in the Preamble hereof.

“SKM Investment” has the meaning set forth in the Preamble hereof.

“SKM Norcraft” has the meaning set forth in the Preamble hereof.

“SKM Norcraft Indemnitees” has the meaning set forth in Section 9.e. hereof.

“SKM Norcraft Owners” has the meaning set forth in the Preamble hereof.

“SKM Norcraft Pre-Closing Tax Indemnity” has the meaning set forth in Section 9.e.iii. hereof.

“SKM Norcraft Set-Off Right” has the meaning set forth in Section 9.e.vi. hereof.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall control the management of any such limited liability company, partnership, association or other business entity.

“Survival Period” has the meaning set forth in Section 8.o. hereof.

“Tax” or “Taxes” means any and all federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar, including FICA), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, escheat obligation, alternative or add-on minimum, estimated, or other tax of any kind or any charge of any kind in the nature of (or similar to) taxes whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

“Tax Return” means any Tax-related return, declaration, election, report, claim for refund or information return or statement filed or required to be filed with a Taxing authority, including any schedule or attachment thereto, and including any amendment thereof.

“Third Party Claim” has the meaning set forth in Section 9.j.v.(1) hereof.

“Trimaran Cabinet” has the meaning set forth in the Preamble hereof.

“Trimaran Cabinet Owners” has the meaning set forth in the Preamble hereof.

“Trimaran Cabinet Indemnitees” has the meaning set forth in Section 9.f. hereof.

“Trimaran Cabinet Pre-Closing Tax Indemnity” has the meaning set forth in Section 9.f.iii. hereof.

“Trimaran Cabinet Set-Off Right” has the meaning set forth in Section 9.f.vi. hereof.

“Trimaran Capital” has the meaning set forth in the Preamble hereof.

“Trimaran Contribution” has the meaning set forth in Section 4.b.iv. hereof.

“Trimaran Fund” has the meaning set forth in the Preamble hereof.

“Trimaran Parallel” has the meaning set forth in the Preamble hereof.

“Underwriting Agreement” means the underwriting agreement, dated as of the day prior to the IPO Effective Time, by and among Norcraft and the underwriters of the IPO.

“Vesey SF” has the meaning set forth in the Preamble hereof.

“Vesey SP” has the meaning set forth in the Preamble hereof.

2. Other Definitional Provisions.

a.	Terms Generally. In this Agreement, unless otherwise specified or where the context otherwise requires:

i.	the headings of particular provisions of this Agreement are inserted for convenience only and will not be construed as a part of this Agreement or serve as a limitation or expansion on the scope of any term or provision of this Agreement;

ii.	words importing any gender shall include other genders;

iii.	words importing the singular only shall include the plural and vice versa;

iv.	the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”;

v.	the words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement;

vi.	references to “Articles,” “Exhibits,” “Sections” or “Schedules” shall be to Articles, Exhibits, Sections or Schedules of or to this Agreement;

vii.	references to any Person include the successors and permitted assigns of such Person;

viii.	the use of the words “or,” “either” and “any” shall not be exclusive;

ix.	wherever a conflict exists between this Agreement and any other agreement among parties hereto, this Agreement shall control but solely to the extent of such conflict;

x.	references to “$” or “dollars” means the lawful currency of the United States of America;

xi.	references to any agreement, contract or schedule, unless otherwise stated, are to such agreement, contract or schedule as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; and

xii.	the parties hereto have participated collectively in the negotiation and drafting of this Agreement; accordingly, in the event an ambiguity or question of intent or interpretation arises, it is the intention of the parties that this Agreement shall be construed as if drafted collectively by the parties hereto, and that no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provisions of this Agreement.

3. Actions Previously Taken. The applicable Parties hereto acknowledge they have taken the actions set forth below (or caused such actions to take place):

a.	Adoption of Amended and Restated Charter and Bylaws of Norcraft. The Board has adopted the Amended and Restated Certificate of Incorporation of Norcraft (the “Norcraft Charter”) and the Amended and Restated By-laws of Norcraft. Norcraft has filed the Norcraft Charter with the Secretary of State of the state of Delaware.

b.	Formation of Norcraft LLC. Norcraft LLC has been formed, and its manager has adopted the Certificate of Formation of Norcraft LLC (“Norcraft LLC Certificate”). Norcraft LLC has filed the Norcraft LLC Certificate with the Secretary of State of the state of Delaware.

4. Reorganization. Subject to the terms and conditions hereinafter set forth, and on the basis of and in reliance upon the representations, warranties, covenants and agreements set forth herein, the parties hereto hereby take the following actions described in Section 4 in the order in which they appear below (collectively, the “Reorganization Transactions”), which the Parties agree occur on the date of and immediately prior to the IPO Closing and the execution of the documents described in Section 5(a) and Section 5(b) hereof. The parties hereto agree that the IPO Closing will occur on the date hereof at approximately [—]:00am EST, but only after the satisfaction or waiver of all of the closing conditions enumerated in the Underwriting Agreement.

a.	Adoption of New LLC Agreement. Each of Norcraft, Norcraft LLC, the SKM Norcraft Owners, the Trimaran Cabinet Owners, the Buller Owners and the Management Parties hereby enter into and adopt the Limited Liability Company Agreement of Norcraft LLC (the “LLC Agreement”) substantially in the form attached hereto as Exhibit A.

b.	Holdings Contributions. Simultaneously:

i.	The MEB Buller Owner hereby contributes 100% of the outstanding equity interests of MEB Buller to Norcraft LLC in exchange for the number of common units of Norcraft LLC (“Common Units”) set forth on Schedule I hereto opposite the name of the MEB Buller Owner and in the columns titled “Contribution” and “Number of Common Units Granted,” respectively (the “MEB Buller Owner Contribution”);

ii.	Each Buller Norcraft Owner hereby contributes 100% of the outstanding equity interests of Buller Norcraft owned by such Buller Norcraft Owner to Norcraft LLC in exchange for the number of Common Units set forth on Schedule I hereto opposite the name of such Buller Norcraft Owner and in the columns titled “Contribution” and “Number of Common Units Granted,” respectively (collectively among the Buller Norcraft Owners, the “Buller Norcraft Owners Contribution” and, together with the MEB Buller Owner Contribution, the “Buller Owner Contribution”);

iii.	SKM Norcraft hereby transfers each Class A Unit, Class B Unit, Class C Unit and Class D Unit it holds in exchange for the number of Common Units set forth on Schedule I hereto opposite the name of SKM Norcraft and in the columns titled “Contribution” and “Number of Common Units Granted,” respectively (the “SKM Contribution”);

iv.	Trimaran Cabinet hereby transfers each Class A Unit, Class B Unit, Class C Unit and Class D Unit it holds in exchange for the number of Common Units set forth on Schedule I hereto opposite the name of Trimaran Cabinet and in the columns titled “Contribution” and “Number of Common Units Granted,” respectively (the “Trimaran Contribution”); and

v.	Each Management Party hereby transfers each Class A Unit, Class B Unit, Class C Unit and Class D Unit it holds in exchange for the number of Common Units set forth on Schedule I hereto opposite the name of such Management Party and in the columns titled “Contribution” and “Number of Common Units Granted,” respectively (collectively among the Management Parties, the “Management Party Contribution” and, together with the Buller Owner Contribution, the SKM Contribution and the Trimaran Contribution, the “Holdings Contributions”).

vi.	Norcraft LLC hereby acquires 100% of the outstanding equity interests in Norcraft GP from the Norcraft GP Owners in exchange for the right to receive $1.00 promptly from Norcraft LLC after the IPO Closing (the “Norcraft GP Purchase”), which the parties agree is the fair market value of such equity interests.

c.	GP Investment in Holdings. Immediately following the Holdings Contributions and the Norcraft GP Purchase, Norcraft GP hereby acquires from Holdings a 0.00001% interest in Holdings in exchange for the right to receive $[ ] promptly from Norcraft GP after the IPO Closing (the “Holdings GP Investment”).

d.

Buller Norcraft and MEB Buller Liquidation. Immediately following the Holdings GP Investment, Norcraft LLC, as sole owner of each of Buller Norcraft and MEB Buller, hereby dissolves each of Buller Norcraft and MEB Buller, and Norcraft

LLC hereby files a certificate of cancellation of the certificate of formation for each of Buller Norcraft and MEB Buller with the Delaware Secretary of State (the “Buller Norcraft and MEB Buller Liquidation”).

e.	Amendment of Holdings Limited Partnership Agreement. Immediately following the Buller Norcraft and MEB Buller Liquidation, Norcraft GP, as general partner of Holdings, hereby adopts the Fourth Amended and Restated Limited Partnership Agreement of Holdings (“New Holdings LP Agreement”), substantially in the form attached hereto as Exhibit B (the “Holdings LPA Amendment”).

f.	SKM and Trimaran Contributions to Norcraft. Immediately following the Holdings LPA Amendment, and as part of the same plan as the IPO, each of the SKM Norcraft Owners and the Trimaran Cabinet Owners hereby contribute all of their equity interests in (which aggregates to 100% of the outstanding equity interests of) SKM Norcraft and of Trimaran Cabinet, respectively, to Norcraft in exchange for (A) the number of shares of restricted Common Stock of Norcraft set forth on Schedule II opposite the names of the respective SKM Norcraft Owners and Trimaran Cabinet Owners and in the columns titled “Number of Shares of SKM Norcraft Corp. Contributed,” “Number of Shares of Trimaran Cabinet Contributed” and “Number of Shares of Common Stock Granted” and (B) the amounts payable pursuant to and subject to the terms of the applicable Tax Receivable Agreements (collectively, the “Norcraft Contribution”).

5. Execution of Additional Documents.

a.	Each of Norcraft, the SKM Norcraft Owners, the Trimaran Cabinet Owners, the Buller Owners and the Management Parties, shall, and each hereby agrees to, enter into the Registration Rights Agreement of Norcraft (the “Norcraft Registration Rights Agreement”), substantially in the form attached hereto as Exhibit C, promptly following the consummation of the Reorganization Transactions and prior to the IPO Closing.

b.	Each of Norcraft, SKM Norcraft, Trimaran Cabinet, Norcraft LLC, the Buller Owners and the Management Parties shall, and each hereby agrees to, enter into the Exchange Agreement of Norcraft (the “Exchange Agreement”), substantially in the form attached hereto as Exhibit D, promptly following the consummation of the Reorganization Transactions and prior to the IPO Closing.

c.	Each of Norcraft, the SKM Norcraft Owners, the Trimaran Cabinet Owners, the Buller Owners and the Management Parties shall, and each hereby agrees to, enter into the Tax Receivable Agreements to which they are a party (the “Tax Receivable Agreements”), substantially in the forms attached hereto as Exhibit E, Exhibit F and Exhibit G, simultaneously with the Norcraft Contribution.

6. Consent to the Reorganization Transactions and the IPO.

a.	Each of the Parties hereto hereby acknowledges, agrees and consents to all of the Reorganization Transactions. Each of the Parties hereto shall take all action necessary or appropriate in order to effect, or cause to be effected, to the extent within its control, each of the Reorganization Transactions and the IPO.

b.	The Parties hereto deliver to each other, as applicable, in connection with the execution of this Agreement, each of the Reorganization Documents to which it is a Party, together with any other documents and instruments necessary or desirable to be delivered in connection with the Reorganization Transactions.

7. No Liabilities in Event of Termination; Certain Covenants. In the event that Norcraft determines in writing to abandon the IPO prior to the occurrence of each of the events described in Sections 4 and 5, (i) this Agreement shall automatically terminate and be of no further force or effect except for this Section 7 and Sections 11(c), (f), (g), (j) and (k) and (ii) there shall be no liability on the part of any of the Parties hereto, except that such termination shall not preclude any Party from pursuing judicial remedies for damages and/or other relief as a result of the breach by the other Parties of any representation, warranty, covenant or agreement contained herein prior to such termination. In the event that Norcraft determines to abandon the IPO after the occurrence of some or all of the events described in Sections 4 and 5, the Parties agree, as applicable, (a) to amend the applicable Reorganization Documents so that the governance, transfer restrictions, liquidity rights and other provisions therein with respect to Holdings and each of their respective direct and indirect subsidiaries correspond in the aggregate in all substantive respects with the provisions contained in the Old Holdings LP Agreement and (b) to the extent possible and without material adverse effect on any Party, to rescind the other transfers, exchanges and other actions described in Section 4 and consummated prior to such abandonment.

8. Representations and Warranties.

a.	Representations and Warranties of all Parties. Each Party hereby represents and warrants to all of the other Parties hereto as follows as of the date of this Agreement:

i.	To the extent such Party is not an individual, such Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation. The execution, delivery and performance by such Party of this Agreement and of the applicable Reorganization Documents, to the extent a Party thereto and to the extent such Party is not an individual, has been duly authorized by all necessary action.

ii.	To the extent such Party is not an individual, such Party has the requisite power, authority and legal right to execute and deliver this Agreement and each of the Reorganization Documents, to the extent a Party thereto, and to consummate the transactions contemplated hereby and thereby, as the case may be.

iii.

This Agreement and each of the Reorganization Documents to which it is a Party has been (or when executed will be) duly executed and delivered by such Party and constitute the legal, valid and binding obligation of such

Party, enforceable against such Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

iv.	Neither the execution, delivery and performance by such Party of this Agreement and the applicable Reorganization Documents, to the extent a Party thereto, nor the consummation by such Party of the transactions contemplated hereby, nor compliance by such Party with the terms and provisions hereof, will, directly or indirectly (with or without notice or lapse of time or both), (i) contravene or conflict with, or result in a breach or termination of, or constitute a default under (or with notice or lapse of time or both, result in the breach or termination of or constitute a default under) the organization documents of such Party (to the extent such Party is not an individual), (ii) constitute a violation by such Party of any existing requirement of law applicable to such Party or any of its properties, rights or assets or (iii) require the consent or approval of any Person, except in the case of clauses (ii) and (iii), as would not reasonably be expected to result in, individual or in the aggregate, a material adverse effect on the ability of such Party to consummate the transaction contemplated by this Agreement.

v.	Such Party (either alone or together with its advisors) has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the Reorganization Transactions. Such Party has had the opportunity to ask questions and receive answers concerning the terms and conditions of the Reorganization Transactions and has had full access to such other information concerning the Reorganization Transactions as it has requested. Such Party has received all information that it believes is necessary or appropriate in connection with the Reorganization Transactions. Such Party is an informed and sophisticated party and has engaged, to the extent such Party deems appropriate, expert advisors experienced in the evaluation of transactions of the type contemplated hereby. Such Party is an accredited investor as that term is defined in Regulation D under the Securities Act of 1933. Such Party understands that the securities acquired hereunder have not been registered and agrees to resell such securities pursuant to registration under the Securities Act, pursuant to an available exemption from registration, or, if applicable, in accordance with the provisions of Regulation S under the Securities Act.

b.	Additional Representations of Norcraft. Norcraft hereby further represents and warrants to the SKM Norcraft Owners and the Trimaran Cabinet Owners as follows as of the date of this Agreement:

i.	Norcraft has good and marketable title, free and clear of encumbrances, to the common stock of Norcraft to be delivered by Norcraft to the applicable Parties pursuant to the Reorganization Transactions. Norcraft has full right, power and authority to transfer and deliver to any other Party valid title to such equity interests, free and clear of all encumbrances.

ii.	Norcraft does not have a binding obligation or current plan or intention to effect a transaction treated for U.S. federal income tax purposes as a liquidation of SKM Norcraft or Trimaran Cabinet or a merger of SKM Norcraft or Trimaran Cabinet into one another or into Norcraft or another entity, or to transfer substantially all of the assets of SKM Norcraft or Trimaran Cabinet out of these entities. Norcraft will not cause or allow any such actions to be taken (and will not enter into a binding obligation to do so) prior to the two-year anniversary of the IPO without the prior written consent of SKM Equity and Trimaran Fund.

c.	Additional Representations of Norcraft LLC. Norcraft LLC hereby further represents and warrants to the other Parties as follows as of the date of this Agreement:

i.	Norcraft LLC has good and marketable title, free and clear of all encumbrances, to the Common Units to be delivered by Norcraft LLC to the applicable Parties pursuant to the Reorganization Transactions. Norcraft has full right, power and authority to transfer and deliver to any other Party valid title to such equity interests, free and clear of all encumbrances.

d.	Additional Representations of the MEB Buller Owner. The MEB Buller Owner hereby further represents and warrants to all of the other Parties hereto as follows as of the date of this Agreement:

i.	The MEB Buller Owner is the record and beneficial owner of 100% of the outstanding equity interests of MEB Buller as listed on Schedule I hereto under the heading titled “Contribution” opposite the name of the MEB Buller Owner. The MEB Buller Owner has good and marketable title to such equity interests free and clear of all encumbrances. The MEB Buller Owner has full right, power and authority to transfer and deliver to any other Party valid title to such interests free and clear of all encumbrances.

ii.	The MEB Buller Owner does not have a binding obligation or current plan or intention, to sell, transfer or otherwise exchange (or to cause or allow any action that would result in a transfer or deemed transfer for U.S. federal income tax purposes) the interests in Norcraft LLC it will receive pursuant to the Reorganization Transactions or any Norcraft shares it may receive pursuant to the Exchange Agreement. The MEB Buller Owner will not cause or allow any such actions to be taken (and will not enter into a binding obligation to do so) prior to the one-year anniversary of the IPO.

iii.	The MEB Buller Owner has not taken any position on a Tax Return or otherwise inconsistent with the classification of MEB Buller as a disregarded entity for U.S. federal income tax purposes.

iv.	MEB Buller is, and has been at all times since its formation, a non-resident of Canada within the meaning of the Income Tax Act (Canada).

e.	Additional Representations of MEB Buller. MEB Buller hereby further represents and warrants to all of the other Parties hereto as follows as of the date of this Agreement:

i.	All of the assets of MEB Buller are listed on Schedule III hereto under the heading titled “MEB Buller Assets.” MEB Buller is the record and beneficial owner of such assets. MEB Buller has good and marketable title to such assets free and clear of all encumbrances. MEB Buller has never owned or held any assets other than (i) the assets listed as owned by MEB Buller on Schedule III hereto and (ii) cash and cash equivalents. MEB Buller was organized on October 21, 2003 and since such date has never conducted any operations other than (A) holding the assets listed as owned by MEB Buller on Schedule III hereto, (B) holding cash and cash equivalents and (C) ministerial and administrative acts necessary to conducting the operations listed in the foregoing clauses (A) and (B).

ii.	There are no actions, suits, disputes, audits, investigations, claims or proceedings raised or, to MEB Buller’s knowledge, threatened or pending against or affecting MEB Buller or the assets of MEB Buller in any court or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality.

iii.	MEB Buller does not have and is not subject to any indebtedness, obligations, or Losses of any kind or nature.

iv.	MEB Buller is and has at all times been classified as a disregarded entity for U.S. federal income tax purposes, and MEB Buller has not taken any position on a Tax Return or otherwise inconsistent with such classification.

v.	(a) MEB Buller has duly and timely filed all Tax Returns required to be filed by it, (b) all Tax Returns filed by MEB Buller were true, correct and complete in all material respects, (c) all Taxes owed by MEB Buller have been timely paid in full, (d) no claim has ever been made to MEB Buller in writing by an authority in a jurisdiction where MEB Buller does not file Tax Returns that MEB Buller is or may be subject to taxation by that jurisdiction, (e) MEB Buller is not a party to any contractual obligation relating to Tax sharing or Tax allocation and (f) MEB Buller does not have any liability for the Taxes of any other Person under law, as a transferee or successor, by contract or otherwise.

f.	Additional Representations of the Buller Norcraft Owners. Each Buller Norcraft Owner hereby further represents and warrants to all of the other Parties hereto as follows as of the date of this Agreement:

i.	Such Buller Norcraft Owner is the record and beneficial owner of such number of the outstanding equity interests of Buller Norcraft as is listed on Schedule I hereto under the column titled “Contribution” opposite the name of such Buller Norcraft Owner, and such outstanding equity interests of Buller Norcraft listed thereon, in the aggregate, constitute 100% of the outstanding equity interests in Buller Norcraft. Such Buller Norcraft Owner has good and marketable title to its equity interests in Buller Norcraft free and clear of all encumbrances. Such Buller Norcraft Owner has full right, power and authority to transfer and deliver to any other Party valid title to such interests free and clear of all encumbrances.

ii.	Such Buller Norcraft Owner does not have a binding obligation or current plan or intention, to sell, transfer or otherwise exchange (or to cause or allow any action that would result in a transfer or deemed transfer for U.S. federal income tax purposes) the interests in Norcraft LLC it will receive pursuant to the Reorganization Transactions or any Norcraft shares it may receive pursuant to the Exchange Agreement. Such Buller Owner will not cause or allow any such actions to be taken (and will not enter into a binding obligation to do so) prior to the one-year anniversary of the IPO.

iii.	Such Buller Norcraft Owner has not taken any position on a Tax Return or otherwise inconsistent with the classification of Buller Norcraft as a partnership for U.S. federal income tax purposes.

iv.	Buller Norcraft is, and has been at all times since its formation, a non-resident of Canada within the meaning of the Income Tax Act (Canada).

g.	Additional Representations of Buller Norcraft. Buller Norcraft hereby further represents and warrants to all of the other Parties hereto as follows as of the date of this Agreement:

i.

All of the assets of Buller Norcraft are listed on Schedule III hereto opposite the name of Buller Norcraft under the column titled “Buller Norcraft Assets.” Buller Norcraft is the record and beneficial owner of such assets. Buller Norcraft has good and marketable title to such assets free and clear of all encumbrances. Buller Norcraft has never owned or held any assets other than (i) the assets listed as owned by Buller Norcraft on Schedule III hereto and (ii) cash and cash equivalents. Buller Norcraft was organized on October 20, 2003 and since such date has never conducted any operations other than (A) holding the assets listed as owned by Buller

Norcraft on Schedule III hereto, (B) holding cash and cash equivalents and (C) ministerial and administrative acts necessary to conducting the operations listed in the foregoing clauses (A) and (B).

ii.	There are no actions, suits, disputes, audits, investigations, claims or proceedings raised or, to Buller Norcraft’s knowledge, threatened or pending against or affecting Buller Norcraft or the assets of Buller Norcraft in any court or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality.

iii.	Buller Norcraft does not have and is not subject to any indebtedness, obligations or Losses of any kind or nature.

iv.	Buller Norcraft is and has at all times been classified as a partnership for U.S. federal income tax purposes, and Buller Norcraft has not taken any position on a Tax Return or otherwise inconsistent with such classification.

v.	(a) Buller Norcraft has duly and timely filed all Tax Returns required to be filed by it, (b) all Tax Returns filed by Buller Norcraft were true, correct and complete in all material respects, (c) all Taxes owed by Buller Norcraft have been timely paid in full, (d) no claim has ever been made to Buller Norcraft in writing by an authority in a jurisdiction where Buller Norcraft does not file Tax Returns that Buller Norcraft is or may be subject to taxation by that jurisdiction, (e) Buller Norcraft is not a party to any contractual obligation relating to Tax sharing or Tax allocation and (f) Buller Norcraft does not have any liability for the Taxes of any other Person under law, as a transferee or successor, by contract or otherwise.

h.	Additional Representations of the SKM Norcraft Owners. Each SKM Norcraft Owner hereby further represents and warrants to all of the other Parties hereto as follows as of the date of this Agreement:

i.	Such SKM Norcraft Owner is the record and beneficial owner of such number of the outstanding equity interests of SKM Norcraft as is listed on Schedule II hereto under the column titled “Number of Shares of SKM Norcraft Corp. Contributed” opposite the name of such SKM Norcraft Owner, and such outstanding equity interests of SKM Norcraft listed thereon, in the aggregate, constitute 100% of the outstanding equity interests in SKM Norcraft. Such SKM Norcraft Owner has good and marketable title to its equity interests in SKM Norcraft free and clear of all encumbrances. Such SKM Norcraft Owner has full right, power and authority to transfer and deliver to any other Party valid title to such interests free and clear of all encumbrances.

ii.	Such SKM Norcraft Owner does not have a binding obligation or current plan or intention, to sell, transfer or otherwise exchange (or to cause or allow any action that would result in a transfer or deemed transfer for U.S. federal income tax purposes) the Common Stock it will receive pursuant to the Reorganization Transactions.

i.	Additional Representations of SKM Norcraft. SKM Norcraft hereby further represents and warrants to all of the other Parties hereto as follows as of the date of this Agreement:

i.	All of the assets of SKM Norcraft immediately prior to the Norcraft Contribution are listed on Schedule III hereto opposite the name of SKM Norcraft under the column titled “SKM Norcraft Assets Immediately Prior to the Norcraft Contribution.” SKM Norcraft is the record and beneficial owner of such assets. SKM Norcraft has good and marketable title to such assets free and clear of all encumbrances. SKM Norcraft has never owned or held any assets other than (i) the assets listed as owned by SKM Norcraft on Schedule III hereto and (ii) cash and cash equivalents. SKM Norcraft was organized on October 10, 2003 and since such date has never conducted any operations other than (A) holding the assets listed as owned by SKM Norcraft on Schedule III hereto, (B) holding cash and cash equivalents and (C) ministerial and administrative acts necessary to conducting the operations listed in the foregoing clauses (A) and (B).

ii.	All of the assets of SKM Norcraft immediately following the Norcraft Contribution, will be those listed on Schedule III hereto opposite the name of SKM Norcraft under the column titled “SKM Norcraft Assets Immediately Following the Norcraft Contribution.”

iii.	Except as set forth on Schedule 9.i.iii. hereto, there are no actions, suits, disputes, audits, investigations, claims or proceedings raised or, to such SKM Norcraft’s knowledge, threatened or pending against or affecting SKM Norcraft or the assets of SKM Norcraft in any court or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality.

iv.	Except as set forth on Schedule 9.i.iii. hereto, SKM Norcraft does not have and is not subject to any indebtedness, obligations or Losses of any kind or nature.

v.

Except as set forth on Schedule 9.i.iii. hereto, (a) SKM Norcraft has duly and timely filed all Tax Returns required to be filed by it, (b) all Tax Returns filed by SKM Norcraft were true, correct and complete in all material respects, (c) all Taxes owed by SKM Norcraft have been timely paid in full, (d) no claim has ever been made to SKM Norcraft in writing by an authority in a jurisdiction where SKM Norcraft does not file Tax Returns that SKM Norcraft is or may be subject to taxation by that jurisdiction, (e) SKM Norcraft is not a party to any contractual obligation relating to Tax sharing or Tax allocation and (f) SKM Norcraft does not have any liability for the Taxes of any other Person under law, as a transferee or successor, by contract or otherwise.

j.	Additional Representations of the Trimaran Cabinet Owners. Each Trimaran Cabinet Owner hereby further represents and warrants to all of the other Parties hereto as follows as of the date of this Agreement:

i.	Such Trimaran Cabinet Owner is the record and beneficial owner of such number of the outstanding equity interests of Trimaran Cabinet as is set forth on Schedule II hereto under the column titled “Number of Shares of SKM Norcraft Corp. Contributed” opposite the name of such Trimaran Cabinet Owner, and such outstanding equity interests of Trimaran Cabinet listed thereon, in the aggregate, constitute 100% of the outstanding equity interests in Trimaran Cabinet. Such Trimaran Cabinet Owner has good and marketable title to its equity interests in Trimaran Cabinet free and clear of all encumbrances. Such Trimaran Cabinet Owner has full right, power and authority to transfer and deliver to any other Party valid title to such interests free and clear of all encumbrances.

ii.	Such Trimaran Cabinet Owner does not have a binding obligation or current plan or intention, to sell, transfer or otherwise exchange (or to cause or allow any action that would result in a transfer or deemed transfer for U.S. federal income tax purposes) the common stock of Norcraft it will receive pursuant to the Reorganization Transactions.

k.	Additional Representations of Trimaran Cabinet. Trimaran Cabinet hereby further represents and warrants to all of the other Parties hereto as follows as of the date of this Agreement:

i.	All of the assets of Trimaran Cabinet immediately prior to the Norcraft Contribution are listed on Schedule III hereto opposite the name of Trimaran Cabinet under the column titled “Trimaran Cabinet Assets Immediately Prior to the Norcraft Contribution.” Trimaran Cabinet is the record and beneficial owner of such assets. Trimaran Cabinet has good and marketable title to such assets free and clear of all encumbrances. Trimaran Cabinet has never owned or held any assets other than (i) the assets listed as owned by Trimaran Cabinet on Schedule III hereto and (ii) cash and cash equivalents. Trimaran Cabinet was organized on September 19, 2003 and since such date has never conducted any operations other than (A) holding the assets listed as owned by Trimaran Cabinet on Schedule III hereto, (B) holding cash and cash equivalents and (C) ministerial and administrative acts necessary to conducting the operations listed in the foregoing clauses (A) and (B).

ii.	All of the assets of Trimaran Cabinet immediately following the Norcraft Contribution are listed on Schedule III hereto opposite the name of Trimaran Cabinet under the column titled “Trimaran Cabinet Assets Immediately Following the Norcraft Contribution.”

iii.	Except as set forth on Schedule 9.j.iii. hereto, there are no actions, suits, disputes, audits, investigations, claims or proceedings raised or, to Trimaran Cabinet’s knowledge, threatened or pending against or affecting Trimaran Cabinet or the assets of Trimaran Cabinet in any court or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality.

iv.	Except as set forth on Schedule 9.j.iii. hereto, Trimaran Cabinet does not have and is not subject to any indebtedness, obligations or Losses of any kind or nature.

v.	Except as set forth on Schedule 9.j.iii. hereto, (a) Trimaran Cabinet has duly and timely filed all Tax Returns required to be filed by it, (b) all Tax Returns filed by Trimaran Cabinet were true, correct and complete in all material respects, (c) all Taxes owed by Trimaran Cabinet have been timely paid in full, (d) no claim has ever been made to Trimaran Cabinet in writing by an authority in a jurisdiction where Trimaran Cabinet does not file Tax Returns that Trimaran Cabinet is or may be subject to taxation by that jurisdiction, (e) Trimaran Cabinet is not a party to any contractual obligation relating to Tax sharing or Tax allocation and (f) Trimaran Cabinet does not have any liability for the Taxes of any other Person under law, as a transferee or successor, by contract or otherwise.

l.	Additional Representations of the Management Parties. Each Management Party hereby further represents and warrants to all of the other Parties hereto as follows as of the date of this Agreement:

i.	All of the Class A Units, Class B Units, Class C Units and Class D Units held by each Management Party are listed on Schedule I hereto opposite the name of such Management Party under the column titled “Contribution.” Such Management Party is the record and beneficial owner of such assets. Such Management Party has good and marketable title to such assets free and clear of all encumbrances.

ii.	Such Management Party does not have a binding obligation or current plan or intention, to sell, transfer or otherwise exchange (or to cause or allow any action that would result in a transfer or deemed transfer for U.S. federal income tax purposes) the interests in Norcraft LLC it will receive pursuant to the Reorganization Transactions or any Norcraft shares it may receive pursuant to the Exchange Agreement. Such Management Party will not cause or allow any such actions to be taken (and will not enter into a binding obligation to do so) prior to the one-year anniversary of the IPO.

m.	Additional Representations of HMB Norcraft. HMB Norcraft hereby further represents and warrants to all of the other Parties hereto as follows as of the date of this Agreement:

i.	HMB Norcraft is the record and beneficial owner of such number of the outstanding equity interests of Norcraft GP as is listed on Schedule III hereto under the heading titled “HMB Ownership.” HMB Norcraft has good and marketable title to its equity interests in Norcraft GP free and clear of all encumbrances. HMB Norcraft has full right, power and authority to transfer and deliver to any other Party valid title to such interests free and clear of all encumbrances.

n.	Additional Representations of Norcraft GP. Norcraft GP hereby further represents and warrants to all of the other Parties hereto as follows as of the date of this Agreement:

i.	The sole assets of Norcraft GP are the general partnership interests of Holdings and of Norcraft Companies, L.P., a Delaware limited partnership. Norcraft GP is the record and beneficial owner of such assets. Norcraft GP has good and marketable title to such assets free and clear of all encumbrances. Norcraft GP has never owned or held any assets other than (i) the general partnership interests described in the first sentence of this clause and (ii) cash and cash equivalents. Norcraft GP was organized on October 10, 2003 and since such date has never conducted any operations other than (A) holding the aforementioned general partnership interests, (B) holding cash and cash equivalents and (C) ministerial and administrative acts necessary to conducting the operations listed in the foregoing clauses (A) and (B).

ii.	Norcraft GP does not have and is not subject to any indebtedness, obligations or Losses of any kind or nature.

iii.	(a) Norcraft GP has duly and timely filed all Tax Returns required to be filed by it, (b) all Tax Returns filed by Norcraft GP were true, correct and complete in all material respects, (c) all Taxes owed by Norcraft GP have been timely paid in full, (d) no claim has ever been made to Norcraft GP in writing by an authority in a jurisdiction where Norcraft GP does not file Tax Returns that Norcraft GP is or may be subject to taxation by that jurisdiction, (e) Norcraft GP is not a party to any contractual obligation relating to Tax sharing or Tax allocation and (f) Norcraft GP does not have any liability for the Taxes of any Person under law, as a transferee or successor, by contract or otherwise.

o.	Survival. The representation and warranties of the Parties contained in this Agreement shall survive until the third anniversary of the date hereof (the “Survival Period”). In the event any Claim Notice is delivered within the Survival Period that asserts a breach of a representation or warranty contained in this Agreement, such representation or warranty shall survive with respect to the applicable underlying Claim until such time as such Claim is finally resolved.

9. Indemnification.

a.	Norcraft. From and after the date of this Agreement, Norcraft shall indemnify and hold harmless the other Parties hereto and their respective Affiliates (including in the case of any Party that is classified as a disregarded entity or partnership for U.S. federal income tax purposes, its direct and indirect beneficial owners) and Representatives other than the Subsidiaries of Norcraft (collectively, the “Norcraft Indemnitees”), from and against and in respect of any and all Losses resulting from, arising out of, relating to, or imposed upon or incurred by any Norcraft Indemnitee by reason of:

i.	any inaccuracy in or breach of any representation or warranty of Norcraft contained in this Agreement (it being understood that for the sole purpose of determining Losses (and not for purposes of determining whether or not there are any inaccuracies in or breaches of any representation or warranty), the representations and warranties shall not be deemed to be qualified by any references to materiality or material adverse effect or subsequent supplements); and

ii.	any breach by Norcraft of any covenant or agreement contained in this Agreement.

b.	Norcraft LLC. From and after the date of this Agreement, Norcraft LLC shall indemnify and hold harmless the other Parties hereto and their respective Affiliates (including in the case of any Party that is classified as a disregarded entity or partnership for U.S. federal income tax purposes, its direct and indirect beneficial owners) and Representatives other than the Subsidiaries of Norcraft LLC (collectively, the “Norcraft LLC Indemnitees”), from and against and in respect of any and all Losses resulting from, arising out of, relating to, or imposed upon or incurred by any Norcraft LLC Indemnitee by reason of:

i.	any inaccuracy in or breach of any representation or warranty of Norcraft LLC contained in this Agreement (it being understood that for the sole purpose of determining Losses (and not for purposes of determining whether or not there are any inaccuracies in or breaches of any representation or warranty), the representations and warranties shall not be deemed to be qualified by any references to materiality or material adverse effect or subsequent supplements); and

ii.	any breach by Norcraft LLC of any covenant or agreement contained in this Agreement.

c.	MEB Buller Owner. From and after the date of this Agreement, the MEB Buller Owner shall indemnify and hold harmless the other Parties hereto and their respective Affiliates (including in the case of any Party that is classified as a disregarded entity or partnership for U.S. federal income tax purposes, its direct and indirect beneficial owners) and Representatives (collectively, the “MEB Buller Indemnitees”), from and against and in respect of any and all Losses resulting from, arising out of, relating to, or imposed upon or incurred by any MEB Buller Indemnitee by reason of:

i.	any inaccuracy in or breach of any representation or warranty of MEB Buller, HMB Norcraft, Norcraft GP or the MEB Buller Owner contained in this Agreement (it being understood that for the sole purpose of determining Losses (and not for purposes of determining whether or not there are any inaccuracies in or breaches of any representation or warranty), the representations and warranties shall not be deemed to be qualified by any references to materiality or material adverse effect or subsequent supplements); and

ii.	any breach by MEB Buller, HMB Norcraft, Norcraft GP or MEB Buller Owner of any covenant or agreement contained in this Agreement.

iii.	Without limiting the foregoing, from and after the date of this Agreement, the MEB Buller Owner shall also indemnify and hold harmless Norcraft, Norcraft LLC and their respective Affiliates (excluding, for clarity, any shareholders of Norcraft but including Buller Norcraft and MEB Buller) and Representatives (collectively, the “Norcraft Group Indemnitees”) from and against and in respect of any and all Losses resulting from, arising out of, relating to, or imposed upon or incurred by any Norcraft Group Indemnitee by reason of (a) the Transfer Taxes described in Section 10.j.i., (b) any Taxes of MEB Buller for any taxable period or portion thereof ending on or before the date of this Agreement (the “Pre-Closing Tax Period”), including, for clarity, any Taxes arising out of, relating to, or imposed upon or incurred by any Norcraft Group Indemnitee as a result of the MEB Buller Contribution or the Buller Norcraft and MEB Buller Liquidation, (c) all Taxes of any member of an affiliated, consolidated, combined or unitary group of which MEB Buller is or was a member on or prior to the date hereof; and (d) any and all Taxes of any Person imposed on MEB Buller for any period as a transferee or successor in respect of a transaction occurring on or before the date of this Agreement.

The MEB Buller Owner’s share of the indemnification obligations relating to clauses i. and ii. of this Section 9.c. (insofar as they relate to breaches by Norcraft GP of any representation, warranty, covenant or agreement) shall equal HMB Norcraft’s percentage ownership of Norcraft GP as of immediately prior to the Norcraft GP Purchase.

iv.	The aggregate amount of any indemnification obligation by the MEB Buller Owner to Norcraft and its Subsidiaries shall be reduced by the amount of any cash on hand in MEB Buller as of the MEB Buller Owner Contribution and any Tax prepayments or Tax refunds accrued by MEB Buller (and which such refunds are subsequently actually realized as a result of the applicable determination date), in each case as of the date of this Agreement.

v.	Norcraft shall recover any amounts due to it by the MEB Buller Owner pursuant to claims made under this Agreement from any amounts that, as of the time such claim for indemnification is made or thereafter, are owed but not yet paid by Norcraft under the applicable Tax Receivable Agreement to the MEB Buller Owner or any transferee or assignee of the MEB Buller Owner’s rights thereunder (and Norcraft may reduce any such amounts due by, and set-off any such amounts due against, the indemnification amounts), regardless of whether the MEB Buller Owner remains a party to such Tax Receivable Agreement (such right, the “MEB Buller Set-Off Right”); provided that if the Board determines that the amount of any indemnification claim owed by the MEB Buller Owner will exceed the amount reasonably expected to be payable to the MEB Buller Owner (or its assignee or transferee) under the applicable Tax Receivable Agreement and thus available to be subject to the MEB Buller Set-Off Right over the 24-month period following the date on which the claim for indemnification was made, then the Norcraft Group Indemnitee may pursue indemnification against the MEB Buller Owner directly.

d.	Buller Norcraft Owners. From and after the date of this Agreement, each Buller Norcraft Owner shall indemnify and hold harmless the other Parties hereto and their respective Affiliates (including in the case of any Party that is classified as a disregarded entity or partnership for U.S. federal income tax purposes, its direct and indirect beneficial owners) and Representatives (collectively, the “Buller Norcraft Indemnitees”), from and against and in respect of any and all Losses resulting from, arising out of, relating to, or imposed upon or incurred by any Buller Norcraft Indemnitee by reason of:

i.	any inaccuracy in or breach of any representation or warranty of Buller Norcraft or such Buller Norcraft Owner contained in this Agreement (it being understood that for the sole purpose of determining Losses (and not for purposes of determining whether or not there are any inaccuracies in or breaches of any representation or warranty), the representations and warranties shall not be deemed to be qualified by any references to materiality or material adverse effect or subsequent supplements); and

ii.	any breach by Buller Norcraft or such Buller Norcraft Owner of any covenant or agreement contained in this Agreement.

iii.	Without limiting the foregoing, from and after the date of this Agreement, the Buller Norcraft Owners shall, on a proportionate basis based on such Buller Norcraft Owner’s percentage ownership of Buller Norcraft as of immediately prior to the Buller Owner Contribution, also indemnify and hold harmless the Norcraft Group Indemnitees from and against and in respect of any and all Losses resulting from, arising out of, relating to, or imposed upon or incurred by any Norcraft Group Indemnitee by reason of (a) the Transfer Taxes described in Section 10.j.i., (b) any Taxes of Buller Norcraft for the Pre-Closing Tax Period, including, for clarity, any Taxes arising out of, relating to, or imposed upon or incurred by any Norcraft Group Indemnitee as a result of the Buller Norcraft Contribution or the Buller Norcraft and MEB Buller Liquidation, (c) all Taxes of any member of an affiliated, consolidated, combined or unitary group of which Buller Norcraft is or was a member on or prior to the date hereof; and (d) any and all Taxes of any Person imposed on Buller Norcraft for any period as a transferee or successor in respect of a transaction occurring on or before the date of this Agreement (the “Buller Norcraft Pre-Closing Tax Indemnity”).

The amount of any indemnification obligation by the Buller Norcraft Owners to Norcraft and its Subsidiaries shall be reduced by the amount of any cash on hand in Buller Norcraft as of the Buller Norcraft Owner Contribution and any Tax prepayments or Tax refunds accrued by Buller Norcraft (and which such refunds are subsequently actually realized as a result of the applicable determination date), in each case as of the date of this Agreement.

iv.	Each Buller Norcraft Owner’s share of (x) the indemnification obligations relating to clauses i. and ii. of this Section 9.d., insofar as they relate to breaches by Buller Norcraft of any representation, warranty, covenant or agreement, and (y) the Buller Norcraft Pre-Closing Tax Indemnity shall equal such Buller Norcraft Owner’s percentage ownership of Buller Norcraft as of immediately prior to the Buller Owner Contribution.

v.

Norcraft shall recover any amounts due to it by any Buller Norcraft Owner pursuant to claims made under this Agreement from any amounts that, as of the time such claim for indemnification is made or thereafter, are owed but not yet paid by Norcraft under any applicable Tax Receivable Agreement to such Buller Norcraft Owner or any transferee or assignee of the Buller Norcraft Owner’s rights hereunder (and Norcraft may reduce any such amounts due by, and set-off any such amounts due against, the indemnification amounts), regardless of whether such Buller Norcraft Owner remains a party to such Tax Receivable Agreement (each such right with respect to a Buller Norcraft Owner, a “Buller Norcraft Set-Off

Right”); provided that if the Board determines that the amount of any indemnification claim owed by the Buller Norcraft Owner will exceed the amount reasonably expected to be payable to the Buller Norcraft Owner (or its assignee or transferee) under the applicable Tax Receivable Agreement and thus available to be subject to the Buller Norcraft Set-Off Right over the 24-month period following the date on which the claim for indemnification was made, then the Norcraft Group Indemnitee may pursue indemnification against the Buller Norcraft Owners directly.

e.	SKM Norcraft Owners. From and after the date of this Agreement, each SKM Norcraft Owner shall indemnify and hold harmless the other Parties hereto and their respective Affiliates (including in the case of any Party that is classified as a disregarded entity or partnership for U.S. federal income tax purposes, its direct and indirect beneficial owners) and Representatives (collectively, the “SKM Norcraft Indemnitees”), from and against and in respect of any and all Losses resulting from, arising out of, relating to, or imposed upon or incurred by any SKM Norcraft Indemnitee by reason of:

i.	any inaccuracy in or breach of any representation or warranty of SKM Norcraft, Norcraft GP or such SKM Norcraft Owner contained in this Agreement (it being understood that for the sole purpose of determining Losses (and not for purposes of determining whether or not there are any inaccuracies in or breaches of any representation or warranty), the representations and warranties shall not be deemed to be qualified by any references to materiality or material adverse effect or subsequent supplements);

ii.	any breach by SKM Norcraft, Norcraft GP or such SKM Norcraft Owner of any covenant or agreement contained in this Agreement;

iii.	Without limiting the foregoing, from and after the date of this Agreement, each SKM Norcraft Owner shall, on a proportionate basis based on such SKM Norcraft Owner’s percentage ownership of SKM Norcraft immediately prior to the Norcraft Contribution, also indemnify and hold harmless the Norcraft Group Indemnitees from and against and in respect of any and all Losses resulting from, arising out of, relating to, or imposed upon or incurred by any Norcraft Group Indemnitee by reason of (a) the Transfer Taxes described in Section 10.j.iii., (b) any Taxes of SKM Norcraft for the Pre-Closing Tax Period, including, for clarity, any Taxes arising out of, relating to, or imposed upon or incurred by any Norcraft Group Indemnitee as a result of the SKM Contribution, (c) all Taxes of any member of an affiliated, consolidated, combined or unitary group of which SKM Norcraft is or was a member on or prior to the consummation of the Reorganization Transactions, including pursuant to Treasury Regulation Section 1.1502-6 or any analogous or similar state, local, or foreign law or regulation; and (d) any and all Taxes of any Person imposed on SKM Norcraft for any period as a transferee or successor in respect of a transaction occurring on or before the date of this Agreement (the “SKM Norcraft Pre-Closing Tax Indemnity”);

The amount of any indemnification obligation by the SKM Norcraft Owners to Norcraft and its Subsidiaries shall be reduced by the amount of any cash on hand in SKM Norcraft as of immediately prior to the Norcraft Contribution and any Tax prepayments or Tax refunds accrued by SKM Norcraft (and which such refunds are subsequently actually realized as of the applicable determination date), in each case as of immediately prior to the Norcraft Contribution.

iv.	Each SKM Norcraft Owner’s share of (x) the indemnification obligations relating to clauses i. and ii. of this Section 9.e., insofar as they relate to breaches by SKM Norcraft of any representation, warranty, covenant or agreement and (y) the SKM Norcraft Pre-Closing Tax Indemnity shall equal such SKM Norcraft Owner’s percentage ownership of SKM Norcraft as of immediately prior to the Norcraft Contribution;

v.	Each SKM Norcraft Owner’s share of the indemnification obligations relating to clauses i. and ii. of this Section 9.e., insofar as they relate to breaches by Norcraft GP of any representation, warranty, covenant or agreement shall equal such SKM Norcraft Owner’s indirect percentage ownership of Norcraft GP as of immediately prior to the Norcraft GP Purchase; and

vi.	Norcraft shall recover any amounts due to it by any SKM Norcraft Owner pursuant to claims made under this Agreement from any amounts that, as of the time such claim for indemnification is made or thereafter, are owed but not yet paid by Norcraft under the applicable Tax Receivable Agreement to such SKM Norcraft Owner or any transferee or assignee of the SKM Norcraft Owner’s rights thereunder (and Norcraft may reduce any such amounts due by, and set-off any such amounts due against, the indemnification amounts), regardless of whether such SKM Norcraft Owner remains a party to such Tax Receivable Agreement (each such right with respect to a SKM Norcraft Owner, a “SKM Norcraft Set-Off Right”); provided that if the Board determines that the amount of any indemnification claim owed by any SKM Norcraft Owner will exceed the amount reasonably expected to be payable to the SKM Norcraft Owner (or its assignee or transferee) under the applicable Tax Receivable Agreement and thus available to be subject to the Buller Norcraft Set-Off Right over the 24-month period following the date on which the claim for indemnification was made, then the Norcraft Group Indemnitee may pursue indemnification against the SKM Norcraft Owner directly.

f.

Trimaran Cabinet Owners. From and after the consummation of the Reorganization Transactions, each Trimaran Cabinet Owner shall indemnify and hold harmless the other Parties hereto and their respective Affiliates (including in the case of any Party that is classified as a disregarded entity or partnership for U.S. federal income tax purposes, its direct and indirect beneficial owners) and Representatives (collectively, the “Trimaran Cabinet Indemnitees”), from and against and in respect of any and all Losses resulting from, arising out of, relating to, or imposed upon or incurred by any Trimaran Cabinet Indemnitee by reason of:

i.	any inaccuracy in or breach of any representation or warranty of Trimaran Cabinet, Norcraft GP or such Trimaran Cabinet Owner contained in this Agreement (it being understood that for the sole purpose of determining Losses (and not for purposes of determining whether or not there are any inaccuracies in or breaches of any representation or warranty), the representations and warranties shall not be deemed to be qualified by any references to materiality or material adverse effect or subsequent supplements); and

ii.	any breach by Trimaran Cabinet, Norcraft GP or such Trimaran Cabinet Owner of any covenant or agreement contained in this Agreement.

iii.	Without limiting the foregoing, from and after the consummation of the Reorganization Transactions, each Trimaran Cabinet Owner shall, on a proportionate basis based on such Trimaran Cabinet Owner’s percentage ownership of Trimaran Cabinet immediately prior to the Norcraft Contribution, also indemnify and hold harmless the Norcraft Group Indemnitees from and against and in respect of any and all Losses resulting from, arising out of, relating to, or imposed upon or incurred by any Norcraft Group Indemnitee by reason of (a) the Transfer Taxes described in Section 10.k.iv., (b) any Taxes of Trimaran Cabinet for the Pre-Closing Tax Period, including, for clarity, any Taxes arising out of, relating to, or imposed upon or incurred by any Norcraft Group Indemnitee as a result of the Trimaran Contribution, (c) all Taxes of any member of an affiliated, consolidated, combined or unitary group of which Trimaran Cabinet is or was a member on or prior to the date hereof, including pursuant to Treasury Regulation Section 1.1502-6 or any analogous or similar state, local, or foreign law or regulation; and (d) any and all Taxes of any Person imposed on Trimaran Cabinet for any period as a transferee or successor in respect of a transaction occurring on or before the date of this Agreement (the “Trimaran Cabinet Pre-Closing Tax Indemnity”).

The amount of any indemnification obligation by the Trimaran Cabinet Owners to Norcraft and its Subsidiaries shall be reduced by the amount of any cash on hand in Trimaran Cabinet as of immediately prior to the Norcraft Contribution and any Tax prepayments or Tax refunds accrued by Trimaran Cabinet (and which such refunds are subsequently actually realized as of the applicable determination date), in each case as of immediately prior to the Norcraft Contribution.

iv.	Each Trimaran Cabinet Owner’s share of the (x) indemnification obligations relating to clauses i. and ii. of Section 9.f. (insofar as they relate to breaches by Trimaran Cabinet of any representation, warranty, covenant or agreement) and (y) to the Trimaran Cabinet Pre-Closing Tax Indemnity shall equal such Trimaran Cabinet Owner’s percentage ownership of Trimaran Cabinet as of immediately prior to the Norcraft Contribution.

v.	Each Trimaran Cabinet Owner’s share of the indemnification obligations relating to clauses i. and ii. of Section 9.f. (insofar as they relate to breaches by Norcraft GP of any representation, warranty, covenant or agreement) shall equal such Trimaran Cabinet Owner’s indirect percentage ownership of Norcraft GP, as of immediately prior to the Norcraft GP Purchase.

vi.	Norcraft shall recover any amounts due to it by any Trimaran Cabinet Owner pursuant to claims made under this Agreement from any amounts that, as of the time such claim for indemnification is made or thereafter, are owed but not yet paid by Norcraft under the applicable Tax Receivable Agreement to such Trimaran Cabinet Owner or any transfere or assignee of the Trimaran Cabinet Owner’s rights thereunder (and Norcraft may reduce any such amounts due by, and set-off any such amounts due against, the indemnification amounts), regardless of whether such Trimaran Cabinet Owner remains a party to such Tax Receivable Agreement (each such right with respect to a Trimaran Cabinet Owner, a “Trimaran Cabinet Set-Off Right”); provided that if the Board determines that the amount of any indemnification claim owed by the Trimaran Cabinet Owner will exceed the amount reasonably expected to be payable to the Trimaran Cabinet Owner (or its assignee or transferee) under the applicable Tax Receivable Agreement and thus available to be subject to the Trimaran Cabinet Set-Off Right over the 24-month period following the date on which the claim for indemnification was made, then the Norcraft Group Indemnitee may pursue indemnification against the Trimaran Cabinet Owners directly.

g.	Management Parties. From and after the date of this Agreement, each Management Party shall indemnify and hold harmless the other Parties hereto and their respective Affiliates and Representatives (collectively, the “Management Party Indemnitees”), from and against and in respect of any and all Losses resulting from, arising out of, relating to, or imposed upon or incurred by any Management Party Indemnitee by reason of:

i.	any inaccuracy in or breach of any representation or warranty of such Management Party contained in this Agreement (it being understood that for the sole purpose of determining Losses (and not for purposes of determining whether or not there are any inaccuracies in or breaches of any representation or warranty), the representations and warranties shall not be deemed to be qualified by any references to materiality or material adverse effect or subsequent supplements); and

ii.	any breach by such Management Party of any covenant or agreement contained in this Agreement.

iii.	Norcraft shall recover any amounts due to it by any such Management Party pursuant to claims made under this Agreement from any amounts that, at the time of such claim for indemnification is made or thereafter, are owed but not yet paid by Norcraft under the applicable Tax Receivable Agreement to such Management Party or any transferee or assignee of such Management Party’s rights thereunder (and Norcraft may reduce any such amounts due by, and set-off any such amounts due against the indemnification amounts), regardless of whether any Management Party remains a party to such Tax Receivable Agreement (each such right with respect to a Management Party, a “Management Party Set-Off Right”); provided that if the Board determines that the amount of any indemnification claim owed by any Management Party will exceed the amount reasonably expected to be payable to such Management Party (or its assignee or transferee) under the applicable Tax Receivable Agreement and thus available to be subject to the Management Party Set-Off Right over the 24-month period following the date on which the claim for indemnification was made, then the Norcraft Group Indemnitee may pursue indemnification against the Management Party directly.

h.	Exclusivity. No Indemnitee will be precluded from seeking indemnification under any of the preceding subparagraphs of this Section solely by virtue of such Indemnitee’s inability to seek indemnification under any other subparagraph of this Section 9.

i.	Reductions. The amount of any Losses payable under this Section 9 by an Indemnifying Party (i) will be computed net of any insurance proceeds with respect thereto and (ii) will be reduced by any recovery from any third Person in respect of the Loss. Further, in no event will a Claiming Party be entitled to recover or make a Claim for any amounts in respect of consequential, incidental or indirect damages, lost profits, diminutions in value or punitive damages.

j.	Procedures.

i.

In the event that a Party seeks a recovery in accordance with the terms of this Section 9 (the “Claiming Party”), in respect of an indemnification claim (the “Claim”), the Claiming Party shall deliver a written notice (a “Claim Notice”) to the Party against which the claim is made (the “Indemnifying Party”). Each Claim Notice shall, with respect to each Claim set forth therein, (i) specify in reasonable detail and in good faith the nature of the Claim being made and (ii) state the aggregate dollar amount of Losses to which such Claiming Party is claiming to be entitled to indemnification pursuant to this Section 9 that have been incurred, or a good faith estimate of the aggregate dollar amount of such Losses reasonably expected to be incurred, by such Claiming Party pursuant to such Claim (the “Claim Amount”).

ii.	If the Indemnifying Party wishes to object to the allowance of some or all Claims made in a Claim Notice, the Indemnifying Party must deliver a written objection to the Claiming Party within twenty (20) business days after receipt by the Indemnifying Party of such Claim Notice expressing such objection and explaining in reasonable detail and in good faith the basis therefor. Following receipt by the Claiming Party of the Indemnifying Party’s written objection, if any, the Claiming Party and the Indemnifying Party shall promptly, and within twenty (20) business days, meet to agree on the rights of the respective parties with respect to each Indemnification Claim that is the subject of such written objection. If the Parties should so agree, (i) a memorandum setting forth such agreement shall be prepared and executed by the Claiming Party and the Indemnifying Party, and (ii) with respect to any Claim, as promptly as practicable and within five (5) business days following execution of such memorandum, subject to this Section 9.j. and the indemnification limitations described elsewhere in this Agreement, the Indemnifying Party shall pay to the Claiming Party in cash the aggregate dollar amount of Losses payable to such Claiming Party. In the event that the Indemnifying and Claiming Parties do not prepare and sign such a memorandum or such memorandum does not address in full the written objections timely delivered, within twenty (20) business days of receipt by the Claiming Party from the Indemnifying Party of the written objection, then the Claiming Party may resolve such dispute in accordance with Section 11.f. (Governing Law; Jurisdiction; Waiver of Jury Trial.). In no event shall failure to respond to a Claim Notice result in a loss of the Indemnifying Party’s rights hereunder.

iii.	If the Claiming Party does not receive a response from the Indemnifying Party with respect to any Claim set forth in a Claim Notice by the end of the twenty (20) business day period referred to in Section 9.j.ii. above, then the Claiming Party may resolve such dispute in accordance with Section 11.f. (Governing Law; Jurisdiction; Waiver of Jury Trial.).

iv.	Any amount payable by the Indemnifying Party to the Claiming Party pursuant to Section 9.j.i. or Section 9.j.ii. above shall be paid promptly (but in no event later than five (5) business days after the applicable payment obligation accrues) by the Indemnifying Party by wire transfer of dollars in immediately available funds to such account or accounts as may be designated in writing by the Claiming Party.

v.	The following provisions (and not the foregoing provisions in clauses i. through iv. of this Section 9.j.) shall apply to Third Party Claims:

(1)	If a Claiming Party receives notice of any action, suit, proceeding, audit, investigation, claim or examination which may give rise to a Loss involving any claim of a third party (including any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality) (such claim by a third party, a “Third Party Claim”), that may reasonably be expected to result in a claim for indemnification by the Claiming Party against the Indemnifying Party, such Party shall deliver a Claim Notice within thirty (30) calendar days of such receipt to the Indemnifying Party; provided that no delay by the Claiming Party in notifying the Indemnifying Party will relieve the Indemnifying Party of any liability hereunder, unless the Indemnifying Party is actually and materially prejudiced by the Claiming Party’s failure to timely provide such notice.

(2)	The Indemnifying Party will be entitled to participate in the defense of any Third Party Claim that is the subject of a notice given by the Claiming Party. In addition, the Indemnifying Party will have the right to defend the Claiming Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Claiming Party so long as (A) the Indemnifying Party gives written notice to the Claiming Party within fifteen (15) calendar days after the Claiming Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Claiming Party from and against the entirety of any and all Losses the Claiming Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Indemnifying Party provides the Claiming Party with evidence reasonably acceptable to the Claiming Party that the Indemnifying Party will have adequate financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim does not involve an issue relating to Taxes for a period other than a Pre-Closing Tax Period, and (D) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently. If the Indemnifying Party does defend against the Third Party Claim, the Claiming Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim; provided, however, that the Indemnifying Party will pay the fees and expenses of separate co-counsel retained by the Claiming Party that are incurred prior to the Indemnifying Party’s assumption of control of the defense of the Third Party Claim.

(3)	The Indemnifying Party will not consent to the entry of any judgment or enter into any compromise or settlement with respect to a Third Party Claim without the prior written consent of the Claiming Party, which shall not be unreasonably conditioned, withheld, or delayed.

(4)	If the Indemnifying Party does not deliver the notice contemplated by clause (2)(A) of this Section 9.j.v.(4), or the evidence contemplated by clause (2)(B), within fifteen (15) days after the Claiming Party has given notice of the Third Party Claim, or otherwise at any time fails to conduct the defense of the Third Party Claim actively and diligently, the Claiming Party may defend against (and the Indemnifying Party shall be entitled to participate in the defense of) the Third Party Claim, but the Claiming Party will not consent to the entry of any judgment or enter into any compromise or settlement with respect to a Third Party Claim without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld, conditioned or delayed. If such notice and evidence is given on a timely basis and the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently but any of the other conditions in clause (1) of this Section 9.j.v.(4) is or becomes unsatisfied, the Claiming Party may defend against the Third Party Claim, but the Claiming Party will not consent to the entry of any judgment or enter into any compromise or settlement with respect to a Third Party Claim without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld, conditioned or delayed. If the Claiming Party conducts the defense of the Third Party Claim pursuant to this Section 9.j.v.(4), the Indemnifying Party shall remain responsible for any and all other Losses that the Claiming Party may incur or suffer resulting from, arising out of, relating to, in the nature of or caused by the Third Party Claim to the fullest extent provided in this Section 9.j.v.(4).

vi.	Special Indemnification Procedures Regarding Buller Owners. If a Claim is made against a Buller Owner, the applicable Claim Notice shall be provided to the MEB Buller Owner as the “Buller Owner Representative” instead of to such Buller Owner. With regard to any such Claim, the Buller Owner is hereby authorized to act on behalf of any Buller Owner and shall have the same rights as are granted in the preceding clauses (1) through (4) of Section 9.j.v. to the Indemnifying Party with respect to any such Claim, including the right to control the defense of certain Third Party Claims and the right to consent to the settlement or compromise of certain Claims, in each case subject to the limitations described in such clauses.

vii.

Special Indemnification Procedures Regarding SKM Norcraft Owners. If a Claim is made against an SKM Norcraft Owner with respect to a breach by SKM Norcraft or Norcraft GP of a representation, warranty, covenant or agreement or with respect to the SKM Norcraft Pre-Closing Tax

Indemnity, the applicable Claim Notice shall be provided to SKM Equity as the “SKM Norcraft Owner Representative” instead of to such SKM Norcraft Owner. With regard to any such Claim, the SKM Norcraft Owner Representative is hereby authorized to act on behalf of any SKM Norcraft Owner and shall have the same rights as are granted in the preceding clauses (1) through (4) of Section 9.j.v. to the Indemnifying Party with respect to any such Claim, including the right to control the defense of certain Third Party Claims and the right to consent to the settlement or certain Claims, in each case subject to the limitations described in such clauses. Further, SKM Norcraft Owner shall have the right to jointly defend against and control any Tax-related action, suit, proceeding, audit, investigation, claim or examination which could give rise to an adjustment to an item of taxable income, gain, loss, deduction or credit with respect to a period (or portion thereof) ending on or prior to the date hereof (subject to the limitations described in Section 9.j.v.(3) hereof).

viii.	Special Indemnification Procedures Regarding Trimaran Cabinet Owners. If a Claim is made against a Trimaran Cabinet Owner with respect to a breach by Trimaran Cabinet or Norcraft GP of a representation, warranty, covenant or agreement or with respect to the Trimaran Cabinet Pre-Closing Tax Indemnity, the applicable Claim Notice shall be provided to Trimaran Capital as the “Trimaran Cabinet Owner Representative” and not to such Trimaran Cabinet Owner. With regard to any such Claim, the Trimaran Cabinet Owner Representative is hereby authorized to act on behalf of any Trimaran Cabinet Owner and shall have the same rights as are granted in the preceding clauses (1) through (4) of Section 9.j.v. to the Indemnifying Party with respect to any such Claim, including the right to control the defense of certain Third Party Claims and the right to consent to the settlement or compromise of certain Claims, in each case subject to the limitations in such clauses. Further, Trimaran Cabinet Owner shall have the right to jointly defend against and control any Tax-related action, suit, proceeding, audit, investigation, claim or examination which could give rise to an adjustment to an item of taxable income, gain, loss, deduction or credit with respect to a period (or portion thereof) ending on or prior to the date hereof (subject to the limitations described in Section 9.j.v.(3) hereof).

10. Tax Matters.

a.	Treatment of Norcraft LLC. The Parties agree to treat Norcraft LLC as a “continuation” of Holdings for U.S. federal income tax purposes, and the Parties shall not take any position on a Tax Return inconsistent with such treatment.

b.	The Norcraft GP Purchase. The Parties agree to treat the Norcraft GP Purchase as a purchase of equity interests for fair market value, and the Parties shall not take any position on a Tax Return inconsistent with such treatment.

c.	The Norcraft Contribution. The Parties agree to treat the Norcraft Contribution, combined with the IPO, as a transaction described in Code Section 351, and the Parties shall not take any position on a Tax Return inconsistent with such treatment. Norcraft, SKM Norcraft and Trimaran Cabinet shall also comply with the reporting requirements described in Treasury Regulations Section 1.351-3.

d.	Code Section 83(b) Elections. As a protective matter (in light of the intended “continuation” treatment described in clause (a) above), each Management Party that receives Common Units subject to vesting conditions at the time of issuance agrees to timely and properly file an election under Section 83(b) of the Code with respect to such Common Unit and shall promptly provide Norcraft LLC with a copy of such election.

e.	Tax Forms. Each Party hereto shall, no later than the date hereof, execute and deliver a copy of each Tax Form (as defined in Exhibit H) listed opposite such Party’s name in the “Tax Certificate” chart included in Exhibit H and substantially in the form of the applicable notice included in Exhibit H. Each Party shall, within five (5) days of the date hereof, deliver to Norcraft LLC two (2) original copies of each such Tax Form required to be executed and delivered by such party.

f.	Tax Sharing Agreements; Powers of Attorney. Without the consent of Norcraft and Norcraft LLC, all Tax sharing or similar agreements and all powers of attorney with respect to or involving Norcraft GP, SKM Norcraft, Trimaran Cabinet, MEB Buller, and Buller Norcraft. shall be terminated prior to the consummation of the Reorganization Transactions, and, after the consummation of the Reorganization Transactions, none of Norcraft, Norcraft LLC or any of their Affiliates shall be bound thereby or have any liability thereunder.

g.	Amendments. Notwithstanding anything in this Agreement or the Reorganization Documents to the contrary, except as may be required by applicable law, none of Norcraft, Norcraft LLC, or their Affiliates or Representatives (including, after the consummation of the Reorganization Transactions, SKM Norcraft, Holdings, Trimaran Cabinet, Norcraft GP, MEB Buller and Buller Norcraft) may amend any Tax Return for any Pre-Closing Tax Period (including a Straddle Period) of or with respect to (A) Norcraft GP, Norcraft LLC, Holdings or any of their respective subsidiaries without the consent of the Buller Owner Representative, the SKM Norcraft Owner Representative, and the Trimaran Cabinet Owner Representative, (B) SKM Norcraft without the consent of the SKM Norcraft Owner Representative, (C) Trimaran Cabinet without the consent of the Trimaran Cabinet Owner Representative, or (D) MEB Buller or Buller Norcraft without the consent of the Buller Owner Representative. If any such Tax Return is amended without obtaining the applicable consents described in the preceding sentence and such amendment is not required by applicable law, any and all costs or Taxes or other Losses arising from or relating to such amendment shall not be treated as a Loss subject to indemnification hereunder.

h.	Straddle Periods. In the case of any taxable period of any of MEB Buller, Buller Norcraft, Norcraft GP, SKM Norcraft and Trimaran Capital that includes (but does not end on) the date hereof (a “Straddle Period”), the amount of any Taxes of such Person based on or measured by income or receipts, sales or use taxes, transfer or transaction-based taxes, employment taxes, or withholding taxes of the Company and its Subsidiaries for the Pre-Closing Tax Period shall be determined based on an interim closing of the books as of the close of business on the date hereof (and for such purposes the taxable period of any entity classified as a partnership, “controlled foreign corporation”, or disregarded entity for U.S. federal income tax purposes in which such Person or any of its subsidiaries holds a beneficial interest (including any subsidiary so classified, as applicable) will be deemed to terminate at such time), and, with respect to SKM Norcraft and Trimaran Cabinet to the extent permitted by law, in a manner consistent with Treasury Regulations Section 1.1502-76(b)(2)(vi). The amount of Taxes of such Person other than Taxes of such Person described in the preceding sentence for a Straddle Period which relate to the Pre-Closing Tax Period will be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction, the numerator of which is the number of days in the portion of the taxable period ending on the date hereof and the denominator of which is the number of days in such Straddle Period.

i.	Pre-Closing Tax Period Tax Returns. Norcraft or Norcraft LLC, as applicable, shall prepare (i) all Tax Returns of Holdings (including Norcraft LLC) and its subsidiaries, Norcraft GP and its subsidiaries, MEB Buller, Buller Norcraft, SKM Norcraft, and Trimaran Cabinet that are required to be filed after the date hereof for any Pre-Closing Tax Period and (ii) all Tax Returns required to be filed with respect to Transfer Taxes described in Section 10.j. (collectively, “Norcraft Returns”). All Norcraft Returns with respect to a Person shall be prepared on a basis consistent with the most recent Tax Returns of such Person unless Norcraft or Norcraft LLC determines that a contrary position is required by applicable law.

i.	For any Norcraft Return with respect to Holdings (including Norcraft LLC) and its respective subsidiaries: not later than thirty (30) days prior to the due date for the filing of such a Norcraft Return, Norcraft LLC shall provide a copy of such Norcraft Return to the Buller Owners Representative, SKM Norcraft Owner Representative and Trimaran Cabinet Owner Representative for review and approval (which approval shall not be unreasonably withheld, conditioned or delayed).

ii.	For any Norcraft Return with respect to Norcraft GP: not later than thirty (30) days prior to the due date for the filing of such a Norcraft Return, Norcraft LLC shall provide a copy of such Norcraft Return to the Buller Owners Representative, SKM Norcraft Owner Representative and Trimaran Cabinet Owner Representative for review and approval (which approval shall not be unreasonably withheld, conditioned or delayed).

iii.	For any Norcraft Return with respect to MEB Buller and Buller Norcraft: not later than thirty (30) days prior to the due date for the filing of such a

Norcraft Return, Norcraft LLC shall provide a copy of such Norcraft Return to the Buller Owners Representative for review and approval (which approval shall not be unreasonably withheld, conditioned or delayed).

iv.	For any Norcraft Return with respect to SKM Norcraft: not later than thirty (30) days prior to the due date for the filing of such a Norcraft Return, Norcraft shall provide a copy of such Norcraft Return to the SKM Norcraft Owner Representative for review and approval (which approval shall not be unreasonably withheld, conditioned or delayed).

v.	For any Norcraft Return with respect to Trimaran Cabinet: not later than thirty (30) days prior to the due date for the filing of such a Norcraft Return, Norcraft shall provide a copy of such Norcraft Return to the Trimaran Cabinet Owner Representative for review and approval (which approval shall not be unreasonably withheld, conditioned or delayed).

j.	Transfer Taxes.

i.	The Buller Owners shall be responsible for and shall timely pay all transfer, documentary, sales, use, stamp, registration and other similar Taxes, and any conveyance fees or recording charges (collectively, “Transfer Taxes”) incurred in connection with the Reorganization Transactions (other than the Management Party Contribution, the SKM Contribution, and the Trimaran Contribution).

ii.	Norcraft LLC shall be responsible for and shall timely pay any Transfer Taxes incurred in connection with the transfers by such Management Party of units (whether vested or unvested) of Holdings in exchange for Common Units.

iii.	The SKM Norcraft Owners shall be responsible for and shall timely pay any Transfer Taxes incurred in connection with the SKM Contribution.

iv.	The Trimaran Cabinet Owners shall be responsible for and shall timely pay any Transfer Taxes incurred in connection with the Trimaran Contribution.

k.	Cooperation. Each Party will cooperate fully, as and to the extent reasonably requested by the other Parties, in connection with any Tax matters relating to the matters described herein. The Party requesting such cooperation will pay the reasonable costs and expenses of the cooperating Party.

11. Miscellaneous.

a.

Amendments and Waivers. This Agreement may be modified, amended or waived only with the written approval of (i) Norcraft, (ii) the Buller Owner Representative, (iii) the SKM Norcraft Owner Representative and (iv) the

Trimaran Cabinet Owner Representative, provided, however that an amendment or modification that would affect any other Party in a manner materially and disproportionately adverse to such Party shall be effective against such Party so materially and adversely affected only with the prior written consent of such Party, such consent not to be unreasonably withheld or delayed. The failure of any Party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

b.	Successors, Assigns and Transferees. This Agreement shall bind and inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

c.	Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, provided that a copy of such notice is also sent via nationally recognized overnight courier, specifying next day delivery, with written verification of receipt; (c) three days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery with written verification of receipt. All communications shall be sent to such Party’s address as set forth below or at such other address as the Party shall have furnished to each other Party in writing in accordance with this provision:

If to Norcraft, Norcraft LLC or Holdings, to it at:

Norcraft Companies, Inc.

3020 Denmark Avenue

Suite 100

Eagan, Minnesota 55121

Attention:

Facsimile:

E-mail:

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP
1211 Avenue of the Americas New York, New York 10036
Attention:	Carl Marcellino
Daniel Evans
Facsimile:	646.728.1523
E-mail:	carl.marcellino@ropesgray.com daniel.evans@ropesgray.com

If to SKM Norcraft, to it at:

[—]

Attention:

Facsimile:

E-mail:

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP
1211 Avenue of the Americas New York, New York 10036
Attention:	Carl Marcellino
Daniel Evans
Facsimile:	646.728.1523
E-mail:	carl.marcellino@ropesgray.com daniel.evans@ropesgray.com

If to Trimaran Cabinet, to it at:

[—]

Attention:

Facsimile:

E-mail:

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP
1211 Avenue of the Americas New York, New York 10036
Attention:	Carl Marcellino Daniel Evans
Facsimile:	646.728.1523
E-mail:	carl.marcellino@ropesgray.com daniel.evans@ropesgray.com

if to Buller Norcraft, to it at:

[—]

Attention:

Facsimile No.:

E-mail:

with a copy (which shall not constitute notice) to:

[—]

if to MEB Buller, to it at:

[—]

Attention:

Facsimile No.:

E-mail:

with a copy (which shall not constitute notice) to:

[—]

Attention:

Facsimile:

E-mail:

If to any Management Party, to it at:

c/o Norcraft Companies, Inc.

3020 Denmark Avenue

Suite 100

Eagan, Minnesota 55121

Attention:

Facsimile:

E-mail:

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP
1211 Avenue of the Americas New York, New York 10036
Attention:	Carl Marcellino Daniel Evans
Facsimile:	646.728.1523
E-mail:	carl.marcellino@ropesgray.com daniel.evans@ropesgray.com

d.	Further Assurances. At any time or from time to time after the date hereof, the Parties agree to cooperate with each other, and at the request of any other Party, to execute and deliver any further instruments or documents and to take all such further action as another Party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the Parties hereunder.

e.	Entire Agreement. Except as otherwise expressly set forth herein, this Agreement, together with the Reorganization Documents, embodies the complete agreement and understanding among the Parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the Parties, written or oral, that may have related to the subject matter hereof in any way.

f.	Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by the laws of the state of Delaware. To the fullest extent permitted by law, no suit, action or proceeding with respect to this Agreement may be brought in any court or before any similar authority other than in the Delaware Chancery Court, and the Parties hereto hereby submit to the exclusive jurisdiction of such courts for the purpose of such suit, proceeding or judgment. To the fullest extent permitted by law, each Party hereto irrevocably waives any right it may have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. Each of the Parties hereto hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement and for any counterclaim herein.

g.	Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

h.	Enforcement. Each Party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching Party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

i.	No Third-Party Beneficiaries. This Agreement shall be solely for the benefit of the Parties and no other Person or entity shall be a third Party beneficiary hereof.

j.	Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. A facsimile signature page (or signature page in similar electronic form) hereto shall be treated by the parties for all purposes as equivalent to a manually signed signature page.

* * * * *

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Norcraft Companies, Inc.

By:
Name:	Mark Buller
Title:	Chief Executive Officer

[Signature Page to Reorganization Agreement]

Norcraft Companies LLC

By: Norcraft Companies, Inc., its managing member

By:
Name:	Mark Buller
Title:	Chief Executive Officer

[Signature Page to Reorganization Agreement]

Norcraft Holdings, L.P.

By: Norcraft GP, LLC,
By: SKM Norcraft Corp., its member

By:
Name:
Title:

[Signature Page to Reorganization Agreement]

Norcraft GP, LLC
By: SKM Norcraft Corp., its member

By:
Name:
Title:

[Signature Page to Reorganization Agreement]

SKM Norcraft Corp.

By:
Name:
Title:

[Signature Page to Reorganization Agreement]

SKM Equity Fund III, L.P.

By:
its General Partner

By:
Name:
Title:

[Signature Page to Reorganization Agreement]

SKM Investment Fund

By:
Name:
Title:

[Signature Page to Reorganization Agreement]

Auda Partners, L.P.

By:
its General Partner

By:
Name:
Title:

[Signature Page to Reorganization Agreement]

Auda Partners Beteiligungen GmbH & Co. KG

By:
Name:
Title:

[Signature Page to Reorganization Agreement]

Vesey Street Fund, L.P.

By:
its General Partner

By:
Name:
Title:

[Signature Page to Reorganization Agreement]

Arthur Street Fund, L.P.

By:
its General Partner

By:
Name:
Title:

[Signature Page to Reorganization Agreement]

Vesey Street Portfolio, L.P.

By:
its General Partner

By:
Name:
Title:

[Signature Page to Reorganization Agreement]

Arthur Street Portfolio, L.P.

By:
its General Partner

By:
Name:
Title:

[Signature Page to Reorganization Agreement]

Passage Portfolio, L.P.

By:
its General Partner

By:
Name:
Title:

[Signature Page to Reorganization Agreement]

Trimaran Cabinet Corp.

By:
Name:
Title:

[Signature Page to Reorganization Agreement]

Trimaran Fund II, L.L.C.

By:
Name:
Title:

[Signature Page to Reorganization Agreement]

Trimaran Capital, L.L.C.

By:
Name:
Title:

[Signature Page to Reorganization Agreement]

Trimaran Parallel Fund II, L.P.

By:
its General Partner

By:
Name:
Title:

[Signature Page to Reorganization Agreement]

CIBC Employee Private Equity Fund (Trimaran) Partners

By:
Name:
Title:

[Signature Page to Reorganization Agreement]

CIBC Capital Corporation

By:
Name:
Title:

[Signature Page to Reorganization Agreement]

HMB Norcraft Corp.

By:
Name:
Title:

[Signature Page to Reorganization Agreement]

Buller Norcraft Holdings LLC

By:
Name:
Title:

[Signature Page to Reorganization Agreement]

MEB Norcraft LLC

By:
Name:
Title:

[Signature Page to Reorganization Agreement]

MEB NORCRAFT OWNER

Mark Buller

[Signature Page to Reorganization Agreement]

BULLER NORCRAFT OWNERS:

Herb Buller

Erna Buller

Philip Buller

David Buller

James Buller

Mark Buller

[Signature Page to Reorganization Agreement]

MANAGEMENT PARTIES:
Albert Loewen

Cathie Austen

Chris Reynolds

Clement Michaud

Clyde Clement

Daren Drewlo

David Buller

David Wylie

Doug Broberg

Eric Tanquist

Grant Fisher

[Signature Page to Reorganization Agreement]

Jack Laninga

James Buller

Jason Flagstad

John Coady

John Loucks

John Swedeen

Justin Wanninger

Kevin Andersen

Kurt Wanninger

Larry Pingston

Leigh Ginter

[Signature Page to Reorganization Agreement]

Mark Buller

Mark Clements

Mark Pyle

Monte Young

Norman Krogh

Paul Maassen

Pete Bendix

Robert Kerr

Rodney Brewer

Ron Carr

Tim Jordan

[Signature Page to Reorganization Agreement]

Wayne Steinhauer

William Darragh

[Signature Page to Reorganization Agreement]

Andrew Quacinella, IRA:

Andrew Quacinella

Trustee

Anthony Zellars, IRA:

Anthony Zellars

Trustee

Brian Robinson, IRA:

Brian Robinson

Trustee

Chuck Schleifer, IRA:

Chuck Schleifer

Trustee

[Signature Page to Reorganization Agreement]

David Littlefield, IRA:

David Littlefield

Trustee

Eric Tanquist, IRA:

Eric Tanquist

Trustee

James A. Mullen, IRA:

James A. Mullen

Trustee

Jeff Lukes, IRA:

Jeff Lukes

Trustee

[Signature Page to Reorganization Agreement]

Jerry Riley, IRA:

Jerry Riley

Trustee

John Loucks, IRA:

John Loucks

Trustee

John Swedeen, IRA:

John Swedeen

Trustee

Kevin Andersen, IRA:

Kevin Andersen

Trustee

[Signature Page to Reorganization Agreement]

Kurt Wanninger, IRA:

Kurt Wanninger

Trustee

Larry Pingston, IRA:

Larry Pingston

Trustee

Monte Young, IRA:

Monte Young

Trustee

Norman Krogh, IRA:

Norman Krogh

Trustee

[Signature Page to Reorganization Agreement]

Paul Maassen, IRA:

Paul Maassen

Trustee

Pete Bendix, IRA:

Pete Bendix

Trustee

Raymond E. Waite, IRA:

Raymond E. Waite

Trustee

Reggie Graham, IRA:

Reggie Graham

Trustee

[Signature Page to Reorganization Agreement]

Robert Kerr, IRA:

Robert Kerr

Trustee

Rodney Brewer, IRA:

Rodney Brewer

Trustee

Rodney Heibult, IRA:

Rodney Heibult

Trustee

Ron Carr, IRA:

Ron Carr

Trustee

[Signature Page to Reorganization Agreement]

Ronald J. Adams, IRA:

Ronald J. Adams

Trustee

Simon Solomon, IRA:

Simon Solomon

Trustee

Steve Woolard, IRA:

Steve Woolard

Trustee

Carl Bohn Family Trust

By:
Name:
Title:

[Signature Page to Reorganization Agreement]

SCHEDULE I

Name	Contribution	Number of Common Units Granted

Pursuant to Section 4.a.ii.(1) hereto:
MEB Buller Owner	100% of the outstanding equity interests of MEB Buller	[	]

Pursuant to Section 4.a.ii.(2) hereto:
Buller Norcraft Owners:	[ ] Equity Interests of Buller Norcraft	[	]
Philip Buller	[ ] Equity Interests of Buller Norcraft
David Buller	[ ] Equity Interests of Buller Norcraft
James Buller	[ ] Equity Interests of Buller Norcraft
Herb Buller	[ ] Equity Interests of Buller Norcraft
Erna Buller	[ ] Equity Interests of Buller Norcraft

Pursuant to Section 4.a.ii.(3) hereto:
SKM Norcraft	[Class A, B, C and D Units of Holdings LP TO COME]	[	]

Pursuant to Section 4.a.ii.(4) hereto:
Trimaran Cabinet	[Class A, B, C and D Units of Holdings LP TO COME]	[	]

Pursuant to Section 4.a.ii.(5) hereto:
Management [names to come]	[Class A, B, C and D Units of Holdings LP TO COME]	[	]

SCHEDULE II

Name	Number of Shares of SKM Norcraft Corp. Contributed		Number of shares of Trimaran Cabinet Corp. Contributed		Number of Shares of Restricted Common Stock of Norcraft Companies, Inc. Granted

Pursuant to Section 4.vi.(1):
SKM Equity Fund III, L.P.	[	]	0		[	]
SKM Investment Fund	[	]	0		[	]
Auda Partners, L.P.	[	]	0		[	]
Auda Partners Beteiligungen GmbH & Co. KG	[	]	0		[	]
Vesey Street Fund, L.P.	[	]	0		[	]
Arthur Street Fund, L.P.	[	]	0		[	]
Vesey Street Portfolio, L.P.	[	]	0		[	]
Arthur Street Portfolio, L.P.	[	]	0		[	]
Passage Portfolio, L.P.	[	]	0		[	]
Trimaran Fund II, L.L.C.	0		[	]	[	]
Trimaran Capital, L.L.C.	0		[	]	[	]
Trimaran Parallel Fund II, L.P.	0		[	]	[	]
CIBC Employee Private Equity Fund (Trimaran) Partners	0		[	]	[	]
CIBC Capital Corporation	0		[	]	[	]

SCHEDULE III

MEB Buller Assets

[TO COME]

Buller Norcraft Assets

[TO COME]

SKM Norcraft Assets Immediately Prior to the Norcraft Contribution

[TO COME]

SKM Norcraft Assets Immediately Following the Norcraft Contribution

[TO COME]

Trimaran Cabinet Assets Immediately Prior to the Norcraft Contribution

[TO COME]

Trimaran Cabinet Assets Immediately Following to the Norcraft Contribution

[TO COME]

HMB Ownership

[TO COME]

EXHIBITS A

LLC Agreement

EXHIBIT B

New Holdings LP Agreement

EXHIBIT C

Registration Rights Agreement

EXHIBIT D

Exchange Agreement

EXHIBIT E

Tax Receivable Agreement

EXHIBIT F

Tax Receivable Agreement

EXHIBIT G

Tax Receivable Agreement

EXHIBIT H

Tax Forms

Schedule 9.i.iii.

[Description of outstanding SKM audit to come]

Schedule 9.j.iii.

[Description of outstanding Trimaran audit to come]